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                                                                    EXHIBIT 10.4

                              THE DII GROUP, INC.

                           1994 STOCK INCENTIVE PLAN
                         AS AMENDED THROUGH MAY 6, 1999



         I.  PURPOSES AND SCOPE OF PLAN.

         The DII Group, Inc. (the "Company") desires to afford certain salaried officers and other salaried key employees of the Company and its subsidiaries who are in a position to affect materially the profitability and growth of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons interest in and a greater concern for the welfare of the Company. Directors who are salaried key employees within the meaning of the foregoing are eligible to participate in the 1994 Stock Incentive Plan (the "Plan"). These objectives will be promoted through the granting to such key employees of equity instruments including (i) incentive stock options ("Incentive Options") which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) options which are not intended to so qualify ("NQSOs"); and (iii) performance shares ("Performance Shares").

         The awards offered pursuant to this Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

         The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

         II. AMOUNT OF STOCK SUBJECT TO THE PLAN

         The total number of shares of common stock of the Company reserved and available for distribution pursuant to options and awards granted hereunder shall not exceed, in the aggregate, 5,500,000 shares of the authorized common stock, $0.01 par value, per share, of the Company (the "Shares"), subject to adjustment described below.

         Shares which may be acquired under the Plan may be either authorized but unissued Shares or Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. Whenever any outstanding option or award or portion thereof expires, is canceled, is forfeited or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire option or award, the Shares allocable to the expired, canceled, forfeited or otherwise terminated portion of the option or award may again be the subject of options or awards granted hereunder.

         In the event of any stock dividend, stock split, combination or exchange of Shares, recapitalization or other change in the capital structure of the Company, corporate separation or division (including, but not limited to, split-up, spin-off or distribution to Company shareholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets, rights offering, merger, consolidation, reorganization or partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing, the aggregate number of Shares reserved for issuance under the Plan, the number and option price of Shares subject to outstanding options, the financial performance goals of the Shares contained in a Performance Share award, the number of Shares subject to a Performance Share award agreement and any other characteristics or terms of the options and awards as the Committee (as hereinafter defined) shall deem necessary or appropriate to reflect equitably the effects of such changes to the holders of options and awards, shall be appropriately substituted for new shares or adjusted, as determined by the Committee in its discretion. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code, and (ii) in


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no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code without the consent of the grantee.

         III. ADMINISTRATION

         The Compensation Committee (the "Committee"), or the Board of Directors of the Company (the "Board of Directors") if there is no Committee, will have sole and exclusive authority to administer the Plan. The Committee shall consist of no fewer than two (2) members of the Board of Directors, each of whom shall be a "non-employee Director" within the meaning of Rule 16b-3 or any successor rule or regulation ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall administer the Plan so as to comply at all times with Rule 16b-3. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time, either with or without cause, by resolution adopted by a majority of the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by a majority of the Board of Directors.

         Subject to the express provisions of the Plan, the Board of Directors or the Committee, as the case may be, shall have authority, in its discretion, to (i) select employees of the Company as recipients of options or awards; (ii) determine the number and type of options or awards to be granted; (iii) determine the terms and conditions, not inconsistent with the terms hereof, of any options or awards granted; (iv) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; (v) interpret the terms and provisions of the Plan and any option or award granted and any agreements relating thereto; and (vi) otherwise supervise the administration of the Plan.

         The determination of the Board of Directors or the Committee, as the case may be, on matters referred to in this Article III shall be conclusive.

         The Board of Directors or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any option or award granted hereunder.

         The Company shall indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of, or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder.

         IV. ELIGIBILITY

         Options and Performance Share awards may be granted only to certain salaried officers and other salaried key employees of the Company and its subsidiaries who are not members of the Committee; provided, that no person shall be eligible for any award if the granting of such award to such person would prevent the satisfaction by the Plan of the general exemptive conditions of Rule 16b-3. No employee shall be granted or awarded stock option and Performance Shares covering, in aggregate, more than 300,000 Shares in any fiscal year of the Company (subject to adjustment as provided in II. above).


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         V. STOCK OPTIONS

         1. General. Options may be granted alone or in addition to other awards granted under the Plan. Any options granted under the Plan shall be in such form as the Committee may from time to time approve and the provisions of the option grants need not be the same with respect to each optionee. Options granted under the Plan may be either Incentive Options or NQSOs. The Committee may grant to any optionee Incentive Options, NQSOs or both types of options.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the terms of the Plan, as the Committee deems appropriate. Each option grant shall be evidenced by an agreement executed on behalf of the Company by an officer designated by the Committee and accepted by the optionee. Such agreement shall describe the options and state that such options are subject to all the terms and provisions of the Plan and shall contain such other terms and provisions, consistent with the Plan, as the Committee may approve.

         2. Exercise Price and Payment. The price per Share under any option granted hereunder shall be such amount as the Board of Directors or the Committee, as the case may be, shall determine, provided, however, that such price shall not be less than one hundred percent (100%) of the fair market value of the Shares subject to such option, as determined below, at the date the option is granted (110% in the case of an Incentive Option granted to any person who, at the time the option is granted, owns stock of the Company or any subsidiary or parent of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary or parent of the Company (a "10% Shareholder")).

         If the Shares are listed on a national securities exchange in the United States on the date any option is granted, the fair market value per Share shall be deemed to be the highest sales price at which such Shares are sold on such national securities exchange in the United States on the date upon which the option is granted, but if the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be the closing price per share determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such option is granted, the Board of Directors or the Committee, as the case may be, shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share. If the Shares are not listed on a national securities exchange but are reported on the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), the fair market value per share shall be deemed to be the average of the high bid and low asked prices on the date upon which the option is granted as reported by Nasdaq.

         For purposes of this Plan, the determination by the Board of Directors or the Committee, as the case may be, of the fair market value of a Share shall be conclusive.

         3. Term of Options and Limitations on the Right of Exercise. The term of each option will be for such period as the Board of Directors or the Committee, as the case may be, shall determine, provided that, except as otherwise provided herein, in no event may any option granted hereunder be exercisable more than ten (10) years from the date of grant of such option (five years in the case of an Incentive Option granted to a 10% Shareholder). Each option shall become exercisable in such installments and at such times as may be designated by the Board of Directors or the Committee, as the case may be, and set forth in the agreement related to the grant of options. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the option expires.

         The Board of Directors or the Committee, as the case may be, shall have the right to limit, restrict or prohibit, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any option granted hereunder.


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         To the extent that an option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

         4. Exercise of Options. Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased, accompanied by payment therefor made to the Company for the full purchase price of such Shares. The date of actual receipt by the Company of such notice shall be deemed the date of exercise of the option with respect to the Shares being purchased.

         Upon the exercise of an option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided, however, that in lieu of cash, the holder of an option may, to the extent permitted by applicable law, exercise an option in whole or in part, by delivering to the Company unrestricted Shares (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the cash exercise price applicable to that portion of the option being exercised. The fair market value of the Shares so delivered shall be determined as of the date immediately preceding the date on which the option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations. For purposes of this paragraph, the provisions of Paragraph 2 hereof relating to the fair market value of Shares shall apply in all respects.

         Notwithstanding the foregoing, the Company, in its sole discretion, may establish cashless exercise procedures whereby an option holder, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an option or a portion thereof without making a direct payment of the option price to the Company, including a program whereby option shares would be sold on behalf of and at the request of an option holder by a designated broker and the exercise price would be satisfied out of the sale proceeds and delivered to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any option holder wishing to utilize the cashless exercise program.

         5. Nontransferability of Options. An option granted hereunder shall not be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

         The option of any person to acquire Shares and all his rights thereunder shall terminate immediately if the holder: (a) attempts to or does sell, assign, transfer, pledge, hypothecate or otherwise dispose of the option or any rights thereunder to any other person except as permitted above; or (b) becomes insolvent or bankrupt or becomes involved in any manner so that the option or any rights thereunder becomes subject to being taken from him to satisfy his debts or liabilities.

         6. Termination of Employment. Upon termination of employment of any option holder, any option previously granted to such option holder, unless otherwise specified by the Board of Directors or the Committee, as the case may be, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

                           (a) if the option holder shall die while in the employ of the Company or any subsidiary of the Company, and at a time when such employee was entitled to exercise an option as herein provided, his estate or the legatees or distributees of his estate or of the option, as the case may be, of such option holder, may, within one (1) year following the date of death, but not beyond that time and in no event later than the expiration date of the option, exercise such option, to the extent not theretofore exercised, in respect of any or all of such number of Shares which the option holder was entitled to purchase; and


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                           (b) if the employment of any option holder to whom
         such option shall have been granted shall terminate by reason of the option holder's retirement on or after he reaches the age of 60 years in such manner as would entitle him to receive full Social Security benefits if he were then 65 years of age, or disability (as described in Section 22(e)(3) of the Code), and while such employee is entitled to exercise such option as herein provided, such option holder shall have the right to purchase under the option the number of Shares, if any, which he was entitled to purchase at the time of such termination, at any time up to and including three (3) months after the date of such termination of employment, but not beyond that time and in no event shall an option be exercised later than the expiration date of the option.

         In no event shall any person be entitled to exercise any option after the expiration of the period of exercisability of such option as specified therein.

         Except as otherwise determined by the Board of Directors or the Committee, as the case may be, and other than as set forth above, if an option holder voluntarily terminates his or her employment, or is discharged, any option granted hereunder shall be canceled and the option holder shall have no further rights to exercise any such option and all of the option holder's rights thereunder shall terminate as of the effective date of such termination of employment.

         If an option granted hereunder shall be exercised by the legal representative of a deceased option holder or former option holder or by a person who acquired an option granted hereunder by bequest or inheritance or by reason of the death of any option holder or former option holder, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such option.

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code.

         A termination of employment shall not be deemed to occur by reason of
(i) the transfer of an employee from employment by the Company to employment by a subsidiary of the Company or (ii) the transfer of an employee from employment by a subsidiary of the Company to employment by the Company or by another subsidiary of the Company.

         7. Maximum Allotment of Incentive Options. If the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company and any parent or any subsidiary of the Company) exceeds $100,000, any options which otherwise qualify as Incentive Options, to the extent of the excess, will be treated as NQSOs.

         VI. PERFORMANCE SHARES

         1. General. Performance Shares may be granted alone or in addition to any other awards granted under the Plan. The provisions of Performance Share awards need not be the same with respect to each recipient. Performance Share awards granted under the Plan shall be in such form as the Board of Directors or the Committee, as the case may be, may from time to time approve. Each grant of a Performance Share award shall be evidenced by an agreement executed on behalf of the Company by an officer designated by the Board of Directors or the Committee, as the case may be, and accepted by the recipient. Such agreement shall describe the Performance Share award and state that such award is subject to all the terms and provisions of the Plan and shall contain such other terms and provisions, consistent with the Plan, as the Board of Directors or the Committee, as the case may be, may approve.

         2. Price. The purchase price for Performance Shares shall be such amount as the Board of Directors or the Committee, as the case may be, shall determine, and subject to applicable law, such purchase price may be


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zero. The purchase price for Performance Shares, if any, may be made in cash, in Shares valued at their fair market value (as determined above) on the date of purchase, or in any combination thereof at the election of the grantee.

         3. Restrictions. Each Performance Share award shall be subject to restrictions related to (A) the passage of time and/or (B) the attainment by the Company of specified performance objectives. Company financial performance objectives may be expressed in terms of (i) earnings per Share, (ii) pre-tax profits, (iii) net earnings or net worth, (iv) return on equity or assets, (v) any combination of the foregoing, or (vi) any other standard or standards deemed appropriate by the Board of Directors or the Committee, as the case may be, at the time the award is granted. Such time periods (the "Performance Period") and financial performance goals shall be set by the Board of Directors or the Committee, as the case may be, in its sole discretion.

         Performance Shares shall become vested in a recipient upon the lapse of the Performance Period, if any, and the attainment of the associated financial performance goals set forth in the agreement between the recipient and the Company or, in the discretion of the Board of Directors or the Committee, as the case may be, upon the death, disability or retirement of the recipient.

         4. Stock Certificate and Legends. Performance Shares shall be registered in the name of the recipient of an award thereof, provided that the recipient has executed a Performance Share agreement evidencing the award, appropriate blank stock powers and, in the discretion of the Board of Directors or the Committee, as the case may be, an escrow agreement and any other documents which the Board of Directors or the Committee, as the case may be, may require as a condition to the issuance of such Shares. If a recipient shall fail to execute the agreement evidencing a Performance Share award, the appropriate blank stock powers and, in the discretion of the Board of Directors or the Committee, as the case may be, an escrow agreement and any other documents which the Board of Directors or the Committee, as the case may be, may require within the time period prescribed by the Board of Directors or the Committee, as the case may be, at the time the award is granted, the award shall be null and void. At the discretion of the Board of Directors or the Committee, as the case may be, Shares issued in connection with a Performance Share award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Board of Directors or the Committee, as the case may be.

         5. Treatment of Dividends. At the time the Performance Share award is granted, the Board of Directors or the Committee, as the case may be, may, in its discretion, determine that the payment to the recipient of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the recipient until such time. Payment of deferred dividends in respect of Performance Shares shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

         6. Stock Restrictions. Subject to the provisions of this Plan and the applicable agreement, during the period when the Performance Shares have not vested, the recipient shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Performance Shares awarded under the Plan. In the event of a forfeiture of Performance Shares, the recipient (i) shall be deemed to have resold such Shares to the Company at a price equal to the lesser of (i) the purchase price paid therefor, if any, and (ii) the fair market value thereof on the date of forfeiture, (b) the Company shall pay to the recipient the amount determined above, and (c) such Shares shall no longer be outstanding and shall no longer confer on the recipient any rights as a stockholder of the Company from and after the date of forfeiture.

         7. Shareholder Rights. The recipient shall have no rights, with respect to the Performance Shares until they have vested, including no right to vote the Performance Shares.

         8. Termination of Employment. Upon termination of employment with the Company because of death, disability or retirement, the Committee, at its discretion, may provide for waiver of all or a portion of the


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restrictions applicable to unvested Performance Shares. If termination occurs for any other reason, all shares still subject to restriction shall be forfeited by the recipient.

         VII. CHANGE OF CONTROL

         Notwithstanding anything to the contrary contained herein, upon a Change of Control (as defined below) of the Company, (i) all options shall immediately vest and become exercisable in full during the remaining term thereof, and shall remain so, whether or not the option holder to whom such options have been granted remains an employee of the Company or its subsidiaries, and (ii) the restrictions applicable to any or all Performance Share awards shall lapse and such awards shall be fully vested.

         A Change of Control shall be deemed to have taken place upon the occurrence of any of the following events:

                  (i) any Person (which shall mean and include any individual, corporation, partnership, group, association or other "person", as such term is used in Sections 13 and 14 of the Exchange Act) is, becomes, or has the right to become the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the Shares then outstanding, whether or not such Person continues to be the beneficial owner of securities representing 20% or more of the outstanding Shares; or

                  (ii) as the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, any announcement of an intention to make any of the foregoing transactions, or any combination of the foregoing transactions (a "Transaction"), those persons who were directors of the Company before the Transaction and were otherwise unaffiliated with any other party to the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company (a "Change in the Board"); or

                  (iii) the stockholders of the Company approve any merger, consolidation, reorganization, liquidation, dissolution, or sale of all or substantially all of the Company's assets in which neither the Company nor a successor resulting from a change in domicile or form of organization will survive as an independent, publicly owned corporation.

         Notwithstanding anything herein to the contrary, no Change of Control (only with respect to the particular option holder or award grantee referred to therein in the case of (i)(A) and (ii) below) shall be deemed to have occurred by virtue of any event which results in any of the following:

                  (i) the acquisition, directly or indirectly, of 20% or more of the outstanding Shares by (A) the option holder or Performance Share recipient or a person including the option holder or Performance Share recipient, (B) the Company, (C) a subsidiary of the Company, or (D) any employee benefit plan of the Company or of a subsidiary, or any entity holding securities of the Company recognized, appointed, or established by the Company or by a subsidiary for or pursuant to the terms of such plan; or

         (ii) a Change in the Board resulting from any Transaction in which the option holder or Performance Share recipient or a Person including the option holder or Performance Share recipient participates directly or indirectly with any party to the Transaction other than the Company.

         VIII. PURCHASE FOR INVESTMENT

         Except as hereafter provided, the Company may require the recipient of Shares pursuant to an option or award granted hereunder, upon receipt thereof, to execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to


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the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1993, as amended (the "Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Act, but in claiming such exemption the holder shall, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Act) if the Shares being reoffered are registered under the Act and a prospectus in respect thereof is current.

         IX. ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

         The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to a grant hereunder and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

         The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares upon exercise of an option or issuance of Performance Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only such fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement, provided that the Company shall have no obligation to include any Shares in any Registration Statement.

         All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

         X. WITHHOLDING TAXES

         The Company may require an employee exercising an NQSO or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code) or pursuant to the award of Performance Shares to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance or disposition of Shares. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the employee upon such terms and conditions as the Board of Directors or the Committee, as the case may be, shall prescribe. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, modify the provisions of this Article X or impose such other restrictions or limitations as may be necessary to ensure that the withholding transactions described above will be exempt transactions under Section 16(b) of the Exchange Act. An employee exercising an NQSO or acquiring Shares pursuant to the vesting of Performance Shares may elect to have a specified percentage of shares withheld by the Company in order to satisfy tax obligations. Any such election shall be made pursuant to a written notice signed by the employee.

         If an optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such optionee pursuant to the exercise of an Incentive Option within the two-year period commencing on the day after the date of the grant or within the one-year


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period commencing on the day after the date of transfer of such Share or Shares to the optionee pursuant to such exercise, the optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

         XI. LISTING OF SHARES AND RELATED MATTERS

         If at any time the Board of Directors or the Committee, as the case may be, shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors or the Committee, as the case may be.

         XII. AMENDMENT OF THE PLAN

         The Board of Directors or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of Shares which may be issued under the Plan (other than an increase resulting from an adjustment provided for in Article II), (ii) modify the provisions of the Plan relating to eligibility, (iii) materially increase the benefits accruing to participants under the Plan, or (iv) extend the maximum period of the Plan. The Board of Directors or the Committee, as the case may be, shall be authorized to amend the Plan and the awards granted hereunder to permit the Incentive Options granted hereunder to qualify as incentive stock options within the meaning of Section 422 of the Code. The rights and obligations under any option or award granted before amendment of the Plan or any unexercised portion of such option shall not be adversely affected by amendment of the Plan or the option without the consent of the holder of the option.

         XIII. TERMINATION OR SUSPENSION OF THE PLAN

         The Board of Directors or the Committee, as the case may be, may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board of Directors or the Committee, as the case may be, shall terminate at the close of business on March 14, 2004. An option or award may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any option or award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the option or award was granted. The power of the Board of Directors or the Committee, as the case may be, to construe and administer any options and awards granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.

         XIV. GOVERNING LAW

         The Plan, such options and awards as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

         XV. PARTIAL INVALIDITY

         The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.


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

         XVI. EFFECTIVE DATE

         The Plan shall become effective upon the adoption by the Board of Directors, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held. Grants made prior to such stockholder approval shall be contingent on such approval.

         XVII. DEFERRAL

         An employee may elect to defer (i) all or part of his Performance Shares upon vesting or (ii) the Option Profit (as hereinafter defined) with respect to any Shares subject to an NQSO, all in accordance with the provisions of the Company's Deferred Compensation Plan. Any such deferral shall be made in writing in accordance with the provisions of the Deferred Compensation Plan. In cases of deferral, Shares otherwise issuable to the employee shall be issued to the Trust established pursuant to the Deferred Compensation Plan. For purposes of this provision, Option Profit shall mean the amount by which the fair market value of a Share subject to an NQSO exceeds the exercise price of an NQSO, as calculated under the Deferred Compensation Plan.


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